EXHIBIT 10.1


                               POSEIDON AGREEMENT

1st Copy

No. 2444 of the Roll of Public Memoranda for 1996
_________________________________________________
Incorporation

of the Company "Poseidon Products Granulatverarbeitungs GmbH"
(Poseidon Products Granulate Processing Company Inc.).

Executed at Ueckermuende, this 22nd November 1996.

The following persons appeared before me the undersigned Notarial Officer, Mr. Juergen Hamacher, having his official domicile in Ueckermuende:

1. Ms. Doris Schmidt, born on 22nd December 1952, resident at 20b Uecker Strasse, D-17373 Ueckermuende, who has identified herself by means of German Federal Identity Card No. 0383076627;

2. Mr. Martin Kutz, born on 4th February 1947, business address 35 Dr.-S.- Allende Strasse, D-17379 Ferdinandshof, who has identified himself by means of German Federal Identity Card No. 0469008845;

     these persons are not acting for themselves but as authorized managers of the Strukturentwicklungsgesellschaft Ueckermuende mbH (Ueckermuende Structure Development Corporation Inc.) of 35 Dr.-S.-Allende Strasse, D-17379 Ferdinandshof,

3. Mr. Ehrenfried Liebich, born 12th September, 1942, resident at 204 West Yeal Loup, Irvine, California 92714, United States of America, who has identified himself by means of Canadian passport No. BC 048114;

     this person is not acting for himself but as President of Quantum Group, Inc., having its registered office in Park Irvine Business Center, 14771 Myford Road, Building "B", Tustin, California 92780, United States of America.

The persons appearing have both declared, together with their application for the attestation of a public memorandum, that:

We are hereby incorporating a company with limited liability under the business
name of                       ______________________________

Poseidon Products Granulatverabeitungs GmbH
(Poseidon Products Granulate Processing Company Inc.),

having its registered office in Ferdinandshof,

We are attaching the Article of Association of the Company as an Appendix to this present Public Memorandum of Association.

We hereby appoint as Manager:

Ms. Doris Schmidt, born on 22nd December 1952 resident at 20b Uecker Strasse, D-17373 Uekermuende, profession: engineer economist.

Ms. Schmidt is alone authorized to represent the Company as long as she is the sole Manager.

Ms. Schmidt is hereby unencumbered by the limitations under Art 181 of the "BGB" Bundesgesetzbuch (the German Federal Law Code).

We hereby donate power of attorney to the following Notarial Clerks, both being hereby unencumbered by the limitations under Art. 181 of the "BGB" Bundesgesetzbuch (the German Federal Law Code):

Ms. Angela Marczak and
Ms. Andrea Kitschke

both of the business office address:
29 Belliner Strasse in D-17373 Uekermuende

each for themselves independently of the other, in order to be able to provide all the declarations to private persons and authorities, which may still be requisite for the registration of the Company of business names.
This present power of attorney shall also include voting rights in any general meetings of capital stock holders to be held, in which the alterations in the Articles of Association may be necessary on the grounds of directives issued by the local chamber of commerce and industry or of the district court competent for the registry of business names. This present power of attorney also authorizes the attorneys to apply to the registry of business names for the registration of the Company but it is to terminate as soon as the Company has been registered in such register of business names.

The Notarial Officer drew the attention of the persons appearing to the following:

- that the proprietary capital stock holders and those persons, who have taken over proprietary capital stock holdings for the account of such proprietors, are liable to the Company as debtors, should they have given false information for the purpose of promoting the Company, or the Company shall have suffered premeditated or grossly negligent detriment by reason of the capital stock holding payments made or incorporation outlay expended;

- that the capital holders, who have given false information for the purpose of promoting the Company, can be sentenced to terms of imprisonment of up to three years, or be subject to a pecuniary fine;

- that each capital holder in addition is liable to pay up the capital stock holdings taken over by other capital stock holders, but which may still remain not yet paid up;

- that the acquisition of capital stock holdings in the Company is subject to corporation tax.

An application has been made for copies of the execution of this present Public Memorandum of Association to be issued to:

-    those persons presently appearing;
-    the Company;
-    the competent District Court (Registry of Business Names),

and a sole copy issued in addition for the Pasewalk Office of the Inland Revenue, Pasewalk, (for the capital gains tax department).

This text was read by the Notarial Officer to the Parties appearing before him. It was approved by them and signed by them together with the Notarial Officer in their own hand as follows.

Signature:     Mr. Liebich,
Signature:     Ms. Schmidt,
Signature:     Mr. Kutz,
Signature:     Mr. Hamacher, Notarial Officer.

This present copy corresponds with the original public memorandum document of association and is issued to the Struckturentwicklungsgesellschaft Ueckermuende mbH (Ueckermuende Structure Development Corporation Inc.), Ferdinandshof.

Dated at Ueckermuende, this 28th November 1996.

Signature

Notarial Officer

I, the undersigned, do hereby certify the above to be a true and correct translation of the German original presented to me

Neubrandenburg, this 21st April 1998

Die Richtigkeit und Vollstandigkeit
der Ubensetzung wird Bestatigt.
Neubrandenburg, den 21 April 1998
1st Copy

Number 34 of the Roll of Public Memoranda for the Year 1998
___________________________________________________________

executed in Ueckermuende, on 9th April 1998

The following persons today appeared before me, the undersigned, Notarial
Officer, Mr. Bernhard Radomski, Ueckermuende,                    _________
_______________________________

the Notary Officer's Clerk, Ms. Andrea Kitschke, born 29th April 1973, whose notarial business address is given as 29 Belliner Strasse in D-17373 Ueckermuende, personally known to this Notarial Officer-not acting personally for herself, but on the basis of the present power of attorney deriving form the Memorandum of Association dated 22nd November 1996, Public Memorandum No. 2444/1996 of the Notarial Officer, Mr. Juergen Hamacher, which was today filed without any revocation whatsoever, on behalf of the Promoters of the Company known as Poseidon Products Granulatverarbeitungs GmbH (Poseidon Products Granulate Processing Company Inc.), having its registered office in Ferdinandshof, the Promoters being

1. the Strukturentwicklungsgesellschaft Ueckermuende mbH (The Ueckermuende Structures Development Corporation Inc.), having its registered office in Ferdinandshof, and
2. The Quantum Group Inc., having its registered office in the United States of America and they declared that:

the Company, Poseidon Products Granulatverarbeitungs GmbH, Ferdinandshof, cannot yet be registered in the register of business names as Art. 6 of the Articles of Association contradicts Art. 264 of the "HGB" Handelsgesetzbuch ( the Federal German Commercial Law Code). In the name of the donor of the present power of attorney to myself, I thereby resolve- in waiver of all legal forms and time period requirements under statute and corporate law- that Art. 6 Para. 1 of the Articles of Association of the Company be and is altered to read as follows

(1) The final annual accounts are to be prepared and signed by the management within three months, when such corresponds with regular business activity, but within six months at the latest after the end of the financial year. The final accounts are then to be immediately laid before the capital stock holders together with a proposal for the distribution of profits-for the purpose of ascertaining the annual results.
     The provisions of Art 264 of the "HBG" Handelsgesetzbuch (the Federal German Commercial Law Code) are not thereby infringed.

The general meeting of the capital stock holders is thereby closed.

This text was read by the Notarial Officer to the Party appearing before him.
It was approved by them and signed by them together with the Notarial Officer in their own hand as follows.
Signature:     Ms. Kitschke
Signature:     Mr. Radomski, Notarial Officer

This present copy corresponds with the original document of the public memorandum and is issued to Poseidon Products Granulatverarbeitungs GmbH (Poseidon Products Granulate Processing Company Inc.), Ferdinandshof.

Dated at: Ueckermuende, this 9th April 1998.

Signature

Notarial Officer

I, the undersigned, do hereby certify the above and foregoing to be a true and correct translation of the German original presented to me

Neubrandenburg, this 21st April 1998

Die Richtigkeit und Vollstandigkeit
der Ubersetzund wird bestatigt.
Neubrandenburg, den 21 April 1998
 Appendix to the Public Memorandum of Association No. 2444 of the Notarial Officer, Mr. Juergen Hamacher dated this 22nd November 1996.

Articles of Association
_______________________
Art. 1 Corporate name and registered office
___________________________________________

(1) The Company is a corporation with limited liability with the corporate business name of Poseidon Products Granulatverarbeitungs GmbH (Poseidon Products Granulate Processing Company Inc.).
(2) The Company has its registered office at 35 Dr.-S.-Allende-Str. D-17379 Ferdinandshof.

Art. 2 Objects
______________

(1)  The objects of the Company are

     1    the granulation and manufacture of products from rubber and other recyclable materials as well as their sale and market introduction;

     2    the research and development of new techniques;

     3    the carrying on of market research and studies concerning currently recyclable materials, as well as

     4    all other business necessary for such purposes.

(2) The Company shall also be entitled, to promote, acquire or participate financially in or in the management of other enterprises of the same or similar nature, in so far as such shall correspond with the interests of the Company.

(3) The Company shall be entitled to manage all other enterprises, which are suitable for furthering the objects of the Company indirectly or directly.

Art. 3 Organizational bodies
____________________________

The organizational bodies of the Company are to be:

1    the general meeting of the capital stock holders,
2    the management of the Company
3    as well as the board of directors, if such is elected.

Art. 4 Authorized capital and authorized capital stock holdings
_______________________________________________________________

(1)  The authorized capital of the Company is to be DEM 50,000.00
(2)  of such the following capital stock holdings are to be taken over by

     a)   The Quantum Group, Inc., as to DEM 40,000.00

     b) The Struckturentwicklungsgesellschaft Ueckermuende mbH as to DEM 10,000.00 (Ueckermuende Structure Development Corporation Inc.)

(3) The stock holdings in the authorized capital are to be paid in cash, immediately after application and otherwise immediately upon the first demand of the management.

Art. 5 Expenditure on promotion and incorporation
_________________________________________________

The Company is to bear the costs of promotion and incorporation together with the associated cost of registration and of the issuing the public memorandum of association up to an amount of DEM 10,000.00.

Art. 6 Final annual accounts
____________________________

(1) The final annual accounts are to be prepared and signed by the management within three months, when such corresponds with regular business activity, but within six months at the latest, after the end of the financial year. The final annual accounts are then to be immediately laid before the capital stock holders together with a proposal for the distribution of profits for the purpose of ascertaining the annual result.
     The provisions of Art 264 of the "HGB" Handelsgesetzbuch (the Federal German Commercial Law Code) are not infringed thereby.

(2) Provided that an audit of the final annual accounts by an auditor, as provided under Arts. 316 et seq. of the "HGB" Handelsgesetzbuch (the Federal German Commercial Law Code) is not bindingly stipulated, the general meeting of the capital stock holders of the Company may pass a resolution by a simple majority of votes to have the final annual accounts audited by an auditor for the account of the Company and appointed by a majority of votes cast by the capital stock holders in a general meeting.

(3) Each of the proprietary capital stock holders is to participate in the profits of the Company in accordance with the relationship, which various capital stock holdings bear to one another.

(4) The general meeting of the Company is to approve the final annual accounts within eight months of the end of the previous financial year and to pass a resolution on the application of the annual net profits, in particular on an appropriation of amounts to reserves, or on a carrying-forward of profits to the next annual accounts, or an a distribution of profits to the capital stock holders. Should no majority resolution concerning the application of the profits be obtained, the net profits are to be distributed to the capital stock holders.

(5) Should, from whatever reason so ever, concealed distributions of profits be discovered by the fiscal authorities, the capital stock holders thus benefited shall be under a duty hereunder to render the corporation tax due on the concealed distribution of profits to the Company. The proportional corporation tax is calculated from the difference between the agreed and an appropriate remuneration by the virtue of the amount excessively granted tax arising therefrom. The tax claim against the capital stock holder thus benefited will obtain legal effect upon the issuing of relative corporation tax assessment and interest will be charged after the expiry of one month from the date of such assessment at a rate of two percent above the bank rate of the German Bundesbank prevailing for the time being, on all amounts in arrears.

(6) Otherwise Art. 29 of the "GmbHG" Gesellschaft mit beschrankter Haftung-Gesetz (the German Federal Statute Law governing private limited liability companies whose capital is either undivided or divided up into capital stock holdings), shall be valid hereunder.

Art. 7 The commencement of the incorporation of the Company and the annual
__________________________________________________________________________
financial year
______________

(1) The incorporation of the Company is to commence with its registration in the register of corporate business names.

(2) The annual financial year is to be the calender year and the year of incorporation will be a shortened financial year.

(3)  The duration of the Company is to be unlimited.

Art. 8 The general meeting of capital stock holders
___________________________________________________

(1) The capital stock holders are to exercise their rights initially in the general meeting of the capital stock holders.

(2) Notice to call a general meeting of the stock holders is to be given to the stock holders by the management by recorded delivery mail at least one month before the holding of such general meeting. The regular annual meeting of the capital stock holders is to be called on every occasion within the first half year of the end of the previous financial year. A resolution is to be passed to approve the final annual accounts of the previous financial year and to distribute the net profits.

(3) Otherwise, a general meeting of the capital stock holders is to be called, should the situation of the Company so require such action.

(4) A general meeting of the capital stock holders is to be called by the management when the capital stock holders of 10% of the authorized capital of the Company so require.

(5) Should the management fail to comply with such requirement within four weeks, then the capital stock holders concerned shall be entitled to give notice to call a general meeting of the capital stock holders themselves in accordance with all the foregoing regulations.

(6) All notices to call general meetings of the capital stock holders are to include the venue, time and agenda of business to be transacted. The documentation is also to be sent to the capital stock holders in this respect, which shall be necessary for purposes of deliberation and the passing of resolutions. Before the preparation of the notice to call a general meeting of the capital stock holders, or immediately after its receipt, but at the latest within three days, each of the capital stock holders shall be entitled to require, that (additional) items of business be placed upon the agenda of the meeting. Any proposals, which, after receipt of the notice for the meeting, are received by the management within the foregoing period of time, are immediately to be made known to the other capital stock holders.

(7) The capital stock holders are to be entitled to have themselves represented by a proxy in the general meeting of the capital stock holders, who may be a fellow capital stock holder or a third party.

(8) The proxy-in so far as he, she, it is not a fellow capital stock holder of the Company-will only be admitted to the general meeting of the capital stock holders by rendering a notarially attested power of attorney to the Company for the files. In the case of a fellow capital stock holder, a notice of proxy shall be required in order that the proxy may participate in the passing of resolutions to the extent of the capital stock represented.

(9) The chairmanship of the general meeting of the capital stock holders shall be adopted by the eldest natural person present. Such person is to be under a duty to have minutes kept of the resolutions passed and the basic contents of the deliberations carried on. The minutes recorded in writing are to be signed by the chairman and another capital stock holder together. Such recorded minutes are to be kept at the domicile (registered office) of the Company together with the approved final annual accounts.

Art. 9 The duties of the general meeting of the stock holders
_____________________________________________________________

Apart from the duties laid down in Art. 46 of the "GmbHG" Gesellschaft mit beschrankter Haftung-Gesetz (the German Federal Statute Law governing private limited liability companies whose capital is either undivided or divided up into capital stock holdings), the general meeting of the stock holders is to pass upon the following businesses:

     1.   The establishment of branches.

     2.   The incorporation of other enterprises.

     3.   The entertaining of holdings in other enterprises.

     4. The appointment and dismissal of leading employees and other responsible officials, who shall at least be members of the lower level of management.

     5. The entertaining of liabilities exceeding DEM 25,000.00 in connection with bills of exchange and the provision of sureties.

     6.   The raising of loans exceeding DEM 50,000.00.

     7.   The granting of loans exceeding DEM 50,000.00.

     8. The donation of legal powers of legal powers of attorneys for disputes, whose value shall exceed DEM 50,000.00, and

     9.   the making of alterations in the articles of association.

Art. 10 The passing of resolutions
__________________________________

(1) The passing of resolutions within the Company is to require a simple majority for its validity, provided that a larger majority shall not be required under legislation or the stipulations of these present articles of association.

(2) A holding of DEM 500.00 in the capital stock of the Company shall grant entitlement to one voting right. An equality of the votes cast in respect of any resolution shall be deemed a rejection of the relative motion.

(3) Resolutions taken by the circular method (by word of mouth via telecommunications or in writing via the mail), shall only be permissible on the occasion of important or urgent grounds and only on the approval of all the capital stock holders. Minutes of any resolution adopted by means of such a process are to be recorded and immediately signed by the capital stock holders.

(4) Should any encroachment occur to threaten the existential interests of the Company or of any single capital stock holder thereof, the passing of a resolution by the circular method shall be permissible as an exception by a majority of the stock holders controlling sixty percent of the subscribed authorized capital of the Company.

(5) Alterations in the article of association shall require a majority of capital stock holders controlling eighty one percent of the capital stock in the authorized capital represented by the capital stock holders in the general meeting.

(6) The raising of a challenge petition against resolutions shall only be possible for a capital stock holder within two months after reception of the resolution adopted.

(7) The general meeting of the capital stock holders shall form a quorum, when a majority of the capital stock holders of the authorized capital with the voting rights shall be present. Should the capital stock holders fail to from a quorum, then a general meeting of the capital stock holders is again called within the time period required therefor. The second meeting called shall then form a quorum independent of the percentage of the authorized capital represented.

Art. 11 Disposition over capital stock holdings
_______________________________________________

(1) The disposition over capital stock holdings--even if only partial--and in particular the assignment or mortgaging thereof-- shall only be permissible with the approval of the general meeting of the capital stock holders. The capital stock holder involved shall have no voting right upon the taking of a resolution on such business. Approval therefor is to be given in writing.

(2) Approval shall be indispensable in the cases of disposition of the benefit of the spouse or a relative in direct line of a capital stock or a co-capital stock holder.

Art. 12 Pre-emptive rights
__________________________

(1) In the case of a realization or capital stock holding--even if only partially-- by a capital stock holder, the remaining stock holders shall become entitled to exercise pre-emptive rights to purchase such.

(2) The pre-emptive rights shall be calculated in the proportion to which the nominal value of the capital stock holdings of the capital stock holders shall bear to each other. Should an entitled capital stock holder not effectively exercise such pre-emptive right, then the entitlement shall devolve upon the others entitled to pre-emptive right in the aforementioned proportions.

(3) The capital stock holder is to inform all the other capital stock holders in writing of the terms of any contract for the realization of capital stock holdings in its entirety and with immediate effect. The pre-emptive rights are only exercisable within one month after reception of such information by advice to seller in writing.

(4) Each capital stock holder entitled to pre-emptive rights can exercise and assert such alone. Should any indivisible excess amount of any capital stock holding remain after the exercise of pre-emptive rights, then such are to be made available to the entitled capital stock holders in the chronological order of the exercise of their pre-emptive rights.

(5) In cases of an effective exercise of pre-emptive rights, the remaining capital stock holders shall be bound to give the requisite approval therefor.

Art. 13 The withdrawal of capital stock holdings
________________________________________________

(1) Should bankruptcy proceedings be opened on the assets of a capital stock holder or judicial or non judicial composition proceedings be opened or execution or distraint prosecuted against the capital stock holder, then the Company shall be entitled to withdraw such capital stock holding.

(2) The withdraw of capital stock holding is only to be permissible, when important grounds exist to provide an occasion for the exclusion of an affected capital stock holder or when other grounds may exist on the basis of these present articles of association. Important grounds would in particular obtain when the capital stock holder involved might grossly infringe duties bound or fail to comply with such four weeks after having been twice reminded thereof.

(3) In lieu of withdrawal, the Company shall be able to require that the capital stock holding be assigned to the Company or to a person nominated by the Company.

(4) Any withdrawal is to be made know by the management. Such shall require a resolution passed by the general meeting of the capital stock holders for validity without the participation of the capital stock holder involved, whereby such a resolution may be passed by a simple majority of the votes cast.

Art. 14 Withdrawal from the Company
___________________________________

(1) Any capital stock holder can declare his withdrawal from the Company. Notice of an intention to withdraw is to be given for the end of the financial year within six months of the end of any one financial year by means of recorded delivery mail. The date of the postmark is to be decisive for the validity of conforming with the time period for giving such notice. The intention to withdraw is to be given to the Company also to the capital stock holders.

(2) Should a capital stock holder withdraw from the Company, then such shall not be grounds for winding up and liquidating the Company.

(3) The Company shall be entitled in this respect, to withdraw the capital stock holding of the capital stock holder withdrawing from the Company or to demand assignment thereof to a legal or natural third party person nominated by the Company Art. 13 hereof shall correspondingly apply in this respect.

Art. 15 Apportionment--paying off
_________________________________

(1) In case of the withdrawal of a capital stock holder, no matter for what reason so ever, the value of the proprietary capital stock holding is to be ascertained according to the fortune tax legislation guidelines prevailing for the time being (the so called Stuttgart Procedure).

(2) No compensation is to be made at the point in time of withdrawal from the Company with regard to any hidden reserves or to any other intangible assets going beyond the valuation of the Company. Any items of business uncompleted at the time of the valuation of the apportionment of the assets are not to be taken into consideration.

(3) During the first five years after registration in the register of corporate business names, the value of the Company is to be at the nominal balance sheet value at the most, whereby the proportion of profits and losses shown in the final annual accounts of the previous financial year are to be added to or subtracted therefrom. The last valuation for fiscal purposes ascertained by the Inland Revenue is to be definitive in this respect. Should such fiscal assessment not have been ascertained, then such is to be calculated on the basis of the previous final annual accounts approved by the general meeting of the capital stock holders.

(4) The balance sheet at the point in time of withdrawal from the Company is to be definitive for the valuation, when the withdrawal is to occur at the end of the financial year. Should the capital stock holder, however not withdraw from the Company at the end of the financial year, then the balance sheet at the end of the previous financial year is to be taken as a basis for valuation. Any alterations in the balance sheet, which might be made as the result of a fiscal audit of the Company after the withdrawal of the capital stock holder concerned, shall have no influence on the amount of the balance due to the withdrawing capital stock holder in settlement of claims.

(5) The withdrawing capital stock holder shall only participate in profits and losses up to the point in time of his withdrawal from the Company. Should the capital stock holder not withdraw as of the end of a financial year, then the final annual results are to be apportioned in relationship to the relative time period before his withdrawal from the Company.

(6) The balance due to the withdrawing stock holder in settlement of claims is to be paid out in three equal annual instalments, commencing six months after the establishment of the balance sheet for the financial year in which the withdrawal occurs. Any balance remaining in each case is to attract interest as a loan at the annual rate of two percent above the bank rate of the German Bundesbank. Interest is to be paid out together with the various annual instalments.

Art. 16 Release form the prohibition of competition
___________________________________________________

(1) A resolution of the capital stock holders in general meeting can release various or all of the capital stock holders, employed managers or managing capital stock holders from a prohibition of competition, either in whole or to a limited extent in respect of certain cases or activities.

(2) In such a case, the foregoing persons are then entitled to compete with the Company, indirectly or directly, in their own name or for the name of third parties, for their own account or for the account of third parties and they may be active for competitor enterprises or participate in such whether direct or through a third party.

(3) The resolution of Points (2) and (3) of this present article shall not automatically be valid for future capital stock holders of managing capital stock holders, but is to be regulated in each case by a resolution of the capital stock holders in general meeting.

Art. 17 The management of the Company
_____________________________________

(1) The Company is to have one or more managers. The appointment of managers is to be made by the general meeting of the stock holders.

(2) Should only one manager be appointed, the such shall represent the Company towards third parties and bind the Company alone. In the case of several appointed managers, the Company is to be represented towards third parties and bound by a manager jointly with a proxy empowerment with "per pro" (per procurationem) authorized signatory rights. The capital stock holders in general meeting can grant all, several or one manager single representative authority (sole representative authority).

(3) The capital stock holders in a general meeting can keep all, several or one manager alone unencumbered from the limitations under Art. 181 of the "BGB" Bundesgesetzbuch (the German Federal Law Code).

(4) Management activities are to extend to include all activities and legal business, which may arise under usual business conditions and which shall be deemed requisite for fulfilling the objects of the Company. The approval of the capital stock holders in general meeting is however to be necessary for the carrying on of activities and legal business, which, as to significance or extent, are of particular importance, or which go beyond the usual business activity of the Company. The capital stock holders in general meeting can issue business regulations, which are to regulate the type and extent of approval requirements.

(5) The sole manager or the managers can be dismissed at any time. The capital stock holders in general meeting shall have the exclusive competence for the dismissal of a manager. In the case of a managing capital stock holder, the capital stock holders in general meeting shall pass a resolution to dismiss such with a majority of eighty one percent of the capital voting rights. A managing capital stock holder is only to be dismissed on important grounds. In the cases of other persons, the requirement and sufficiency for the passing of a resolution of the capital stock holders in a general meeting shall be a simple majority. A managing capital stock holder is only to be authorized to conduct overall managing activities after having been informed of a resolution passed for his dismissal.

(6) Should a capital stock holder withdraw from the Company, then his position as manager of the Company is to terminate on the date of the effectiveness of his withdrawal from the Company, without any especial revocation of the position becoming necessary, in so far as the capital stock holders in general meeting have not otherwise resolved.

(7) The sole manager or the managers are to be appointed under a contract of service. When a capital stock holder is to be appointed as manager under a contract of employment, then it should be ensured, that such a contract is drawn up in all its terms and conditions, as if the relationship were to exist between the Company and an outside, non participating third party.

Art. 18 Board of directors
__________________________

(1) The general meeting of the capital stock holders shall be able to elect a board of directors to deliberate the activities of the management of the Company, which should comprise at least three and at the most six board members.

(2) The management shall be under a duty hereby to introduce the directives of the board of directors concerning its activities or procedures or those initiated by third parties (e.g. the Inland Revenue), under which fundamental interests of the Company are affected. Apart from such business, the management is to inform the board of directors once in each quarter year of all important activities of the Company.

(3) The board of directors is to elect a chairman from among its members, who is to call meetings and preside over such.

(4) The board of directors is to pass its resolutions by a simple majority of the votes cast.

(5) The board of directors is subject to rules of procedure, under which the activities assigned and their exclusion are to be regulated. Such rules are to be set up by the general meeting of the stock holders.

(6) The board of directors is elected to serve for the duration of three years. A re-election of its members shall be permissible.

(7) Directors' fees for the services of the members of the board of directors are to be determined by the capital stock holders in a general meeting upon the election of the members. During the course of the time period of election, the board of directors shall be able to make a recommendation to the general meeting of the stock holders for an adjustment in directors' fees.

Art. 19 The requirement for employing the written form
______________________________________________________

(1) All agreements relating to Company relationships between the capital stock holders among themselves or between them and the Company shall be required in writing for their validity, in so far as additional requirements shall not already exist.

(2) The foregoing regulations shall also apply to waivers of the requirement to employ the written form.

Art. 20 Publications
____________________

The publications for the Company are to appear in the "Bundesanzeiger" (the German Federal Gazette) for the Federal Republic of Germany.

Art. 21 The winding-up and liquidation of the Company
_____________________________________________________

(1) A resolution of the capital stock holders in general meeting shall be required to wind-up and liquidate the Company.

(2) One hundred percent of the holders of the authorized capital stock shall be required to approve the winding-up and liquidation of the Company.

(3) Winding-up and liquidation is to be conducted by the management, in so far as the general meeting of the capital stock holders shall not have otherwise determined.

Art. 22 Safeguarding clause
___________________________

(1) Should one or more of the stipulations of these present articles of association become ineffective or void, the validity of the remaining terms and conditions shall not thereby be affected.

(2) Another effective regulation appropriate to the sense and purpose shall then replace such void or ineffective stipulation of these present articles of association.

Art. 23 Concluding stipulations
_______________________________

(1) The court of law, within whose jurisdiction the domicile (registered office) of the Company is situated, shall be competent for the litigation of disputes.

(2) Otherwise, the requirements of the "GmbHG" Gesellschaft mit beschrankter Haftung-Gesetz (the German Federal Statute Law governing private limited liability companies whose capital is either undivided or divided up into capital stock holdings) shall be valid hereunder.

Ueckermuende, Germany this 22nd November 1996

(Signature)                   (Signature)

I hereby attest, that the altered stipulations of these present article of association conform with the resolution passed concerning the alteration in the articles of association dated 9th April 1998 and, that the unaltered stipulations conform with the complete wording of the previous version of the articles of association of the Company deposited with the registry of corporate business names.

Ueckermuende, this 9th April 1998

Signature

The Notarial Officer.

I, the undersigned, do hereby certify the above and foregoing to be a true and correct translation of the German original presented to me.

Neubrandenburg, this 21st April 1998

Die Richtikeit und Vollstandigkeit
der Ubersetzung wird bestatigt.
Neubrandenburg, den 21 April 1998

Circulation resolution of the partners of POSEIDON Products
___________________________________________________________
Granulatverarbeitungs GmbH
___________________________


We, the undersigned partners

1. Quantum, The Quantum Group, Inc., represented by the president, Mr. Ehrenfried Liebich
2. Strukturentwicklungsgesellschaft Ueckermunde mbH, represented by the manageress Ms. Doris Schmidt of POSEIDON Products Granulatverarbeitungs GmbH, situated in Ferdinandschof, herewith hold under waiver of all legal and corporation contracting forms and time limits the calling and announcement an extraordinary board of directors meeting of the POSEIDON Products Granulatverarbeitungs GmbH and decide in respect to the basis of 10 of the companionship contract unanimous:

The Quantum Group, Inc. as shareholder of POSEIDON Products
Granulatverarbeitungs GmbH with a share of DM 40.000 is at any time entitled to buy the shares form the Strukturentwicklungsgesellschaft Ueckermunde mbH once the production has started for the following amounts :

1st year  DM 100.000
2nd year  DM 200.000
3rd year  DM 250.000

The supplementation to the company contract will occur at the earliest convenience.

Ferdinandshof, 29 April 1998